UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020

Romeo Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4380 Ayers Avenue Vernon, CA 90058	90058
(Address of principal executive offices)	(Zip Code)

(844) 257-8557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RMO	New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	RMO.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On December 29, 2020 (the “Closing Date”), Romeo Power, Inc. (f/k/a RMG Acquisition Corp.), a Delaware corporation (the “Company”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of October 5, 2020 (as amended, the “Merger Agreement”), by and among the Company, RMG Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Romeo Systems, Inc., a Delaware corporation (“Legacy Romeo”), as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 18, 2020 (the “Amendment No. 1 to Merger Agreement”), by and among the Company, Merger Sub, and Legacy Romeo. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Legacy Romeo, with Legacy Romeo surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”). Upon the consummation of the Business Combination (the “Closing”), the registrant changed its name from “RMG Acquisition Corp.” to “Romeo Power, Inc.”

At the effective time of the Business Combination (the “Effective Time”):

•	each share of Legacy Romeo common stock and preferred stock issued and outstanding immediately prior to the Effective Time (with each share of Romeo preferred stock being treated as if it were converted into Legacy Romeo common stock immediately prior to the Effective Time) (other than shares owned by Legacy Romeo as treasury stock or dissenting shares) converted into the right to receive 0.121730 shares (the “Exchange Ratio”) of common stock, par value $0.0001 (“Company Common Stock”), of the Company and, if applicable, a cash amount payable in respect of fractional shares of Company Common Stock that would otherwise be issued in connection with the foregoing conversion;

•	each Legacy Romeo convertible note converted into the right to receive a number of shares of Company Common Stock equal to the Exchange Ratio for each share of Legacy Romeo common stock into which such note would convert at a price equal to $0.4339 and, if applicable, a cash amount payable in respect of fractional shares of Company Common Stock that would otherwise be issued in connection with the foregoing conversion; and

•	the holders of Legacy Romeo options and holders of Legacy Romeo warrants continue to hold such options or warrants, as applicable, but such options and warrants became exercisable to purchase a number of shares of Company Common Stock equal to the number of shares of Legacy Romeo common stock subject to such Legacy Romeo options and Legacy Romeo warrants multiplied by the Exchange Ratio (rounded down to the nearest whole share) at an exercise price per share divided by the Exchange Ratio (rounded up to the nearest whole cent).

At the Effective Time, pursuant to the terms of the Merger Agreement, the stockholders and the convertible noteholders of Legacy Romeo received the rights to an aggregate of approximately 82,037,151 shares of Company Common Stock. As of the Effective Time, holders of Legacy Romeo options and holders of Legacy Romeo warrants continued to hold such options or warrants, as applicable, but such options and warrants became exercisable to purchase an aggregate of approximately 14,487,522 shares of Company Common Stock.

In connection with the Business Combination, the Company entered into Subscription Agreements on October 5, 2020 (collectively and as amended, the “Subscription Agreements”) with certain accredited investors or qualified institutional buyers (collectively, the “Subscription Investors”). Pursuant to the Subscription Agreements, the Subscription Investors agreed to subscribe for and purchase and the Company agreed to issue and sell to such Subscription Investors an aggregate of 16,000,000 shares of Company Class A common stock for a purchase price of $10.00 per share, or an aggregate of $160 million in gross cash proceeds (the “Private Placement”). Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscription Investors with respect to the shares issued and sold in the Private Placement. The closing of the Private Placement occurred immediately prior to the Closing.

Certain terms used in this Current Report on Form 8-K (this “Current Report”) have the same meaning as set forth in the Company’s definitive proxy statement/consent solicitation statement/prospectus (the “Proxy Statement”) filed pursuant to Rule 424(b)(3) with the Securities and Exchange Commission (the “SEC”) on December 10, 2020.

A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 85 and “Merger Agreement” beginning on page 104 of the Proxy Statement, each of which is incorporated herein by reference. A description of the Subscription Agreements is included in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination—Related Agreements—Subscription Agreements” beginning on page 87 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the Merger Agreement and the Business Combination, including the description of each in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement and the Amendment No. 1 to Merger Agreement, copies of which are included herein as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

The foregoing description of the Subscription Agreements, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the form of Subscription Agreement and any amendments thereto, copies of which are included herein as Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference.

Capitalized terms used herein and not otherwise defined have the meaning set forth in the Proxy Statement.

Item 1.01.       Entry into a Material Definitive Agreement.

Stockholders’ Agreement

On the Closing Date, in connection with the consummation of the Business Combination, the Company, RMG Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), Republic Services Alliance Group III, Inc., a Delaware corporation affiliated of Republic Services, Inc., and certain Legacy Romeo stockholders entered into that certain Stockholders’ Agreement (the “Stockholders’ Agreement”). The material terms of the Stockholders Agreement are described in the section of the Proxy Statement entitled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Stockholders’ Agreement,” which is incorporated herein by reference.

The above description of the Stockholders’ Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Stockholders’ Agreement, which is included herein as Exhibit 10.4 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the consummation of the Business Combination, the Company entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor, certain persons holding common stock or warrants of the Company, Legacy Romeo directors and officers, and certain Legacy Romeo stockholders (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), pursuant to which the RRA Parties are entitled to registration rights in respect of the registrable securities under the Registration Rights Agreement. The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement entitled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Registration Rights Agreement,” which is incorporated herein by reference.

The above description of the Registration Rights Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is included herein as Exhibit 4.4 and is incorporated herein by reference.

Indemnity Agreements

On the Closing Date, the Company entered into indemnity agreements (each, an “Indemnity Agreement”) with each of its directors and executive officers. These Indemnity Agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers.

The foregoing description of the Indemnity Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of Indemnity Agreement, a copy of which is included herein as Exhibit 10.1 and is incorporated herein by reference.

2020 Long-Term Incentive Plan

On the Closing Date, in connection with the consummation of the Business Combination, the Company adopted the Romeo Power, Inc. 2020 Long-Term Incentive Plan (the “2020 Plan”). The 2020 Plan is described in greater detail in the section of the Proxy Statement entitled “Proposal No. 5—The Incentive Plan Proposal,” which is incorporated herein by reference.

The above description of the 2020 Plan, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the 2020 Plan, which is included herein as Exhibit 10.8 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

The Company’s stockholders approved the Business Combination at a special meeting of the stockholders held on December 28, 2020 (the “Special Meeting”). The parties to the Merger Agreement consummated the Business Combination on December 29, 2020.

As of Closing and giving effect to the Business Combination, the Company had the following outstanding securities:

•	approximately 126,787,151 shares of Company Common Stock;

•	approximately 12,266,666 warrants, consisting of (i) approximately 7,666,666 public warrants (the “Public Warrants”) listed on the New York Stock Exchange (the “NYSE”) and (ii) 4,600,000 private warrants (the “Private Warrants” and, collectively with the Public Warrants, the “Warrants”), each exercisable for one share of Company Common Stock at a price of $11.50 per share;

•	options and warrants of Legacy Romeo, which are exercisable to purchase an aggregate of approximately 14,487,522 shares of Company Common Stock.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Legacy Romeo.

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if we were to file a Form 10.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.  These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on management’s current expectations, forecasts, assumptions, hopes, beliefs, intentions and strategies regarding future events, and further, these forward-looking statements are based on information available as of the date of this Current Report and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

•	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the outcome of any legal proceedings against the Company;

•	the effect of the COVID-19 pandemic on the Company’s business;

•	the ability of the Company to execute its business model, including market acceptance of its planned products and services;

•	the Company’s ability to raise capital;

•	developments and projections relating to the Company’s competitors and industry;

•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

•	other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 42 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The information set forth in the sections of the Proxy Statement entitled “Other Information Related to RMG” and “Business of Romeo” beginning on page 146 and page 155, respectively, of the Proxy Statement is incorporated herein by reference.

The Company’s website is located at https://romeopower.com. The Company also makes available, free of charge, on its website its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The information set forth in the section of the Proxy Statement entitled “Forward-Looking Statements and Risk Factor Summary” and “Risk Factors” beginning on page 40 and page 42, respectively, of the Proxy Statement is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The information set forth in the section of the Proxy Statement entitled “Selected Historical Financial Information” beginning on page 31 of the Proxy Statement is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 are set forth in Exhibit 99.1 hereto and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of the Proxy Statement entitled “Romeo’s Management’s Discussion and Analysis of Financial Condition and Results Of Operations” beginning on page 181 of the Proxy Statement is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company Common Stock;

•	each executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 126,787,151 shares of Company Common Stock issued and outstanding as of the Closing Date, after giving effect to the Closing.

Unless otherwise indicated in the footnotes to the table below, and subject to applicable community property laws, the Company believes that all persons named in the table below have sole voting and investment power with respect to their beneficially owned shares of Company Common Stock.

Unless otherwise indicated, the business address of each person listed in the table below is c/o Romeo Power, Inc., 4380 Ayers Avenue, Vernon, CA 90058.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Executive Officers:
Lionel E. Selwood, Jr. (1)	314,638	*
Michael Patterson (2)	14,241,222	11.1%
Lauren Webb (3)	543,865	*
Abdul Kader El Srouji, Ph.D. (4)	608,650	*
Criswell Choi (5)	207,955	*
Robert S. Mancini (6)	8,941,667	6.8%
Philip Kassin (6) (9)	9,104,725	7.0%
Brady Ericson	—	—
Susan S. Brennan	—	—
Donald S. Gottwald	—	—
Timothy E. Stuart	—	—
Paul S. Williams	—	—
All executive officers and directors as a group (12 individuals)	21,310,445	20.6%

Five Percent Holders:
BorgWarner Inc. (7)	19,315,399	15.2%
RMG Sponsor, LLC (6)	8,941,667	6.8%
Ulysses Ventures, LLC (8)	6,584,389	5.6%

*Less than 1%.

(1)	Consists of 314,638 shares of Company Common Stock subject to options that have vested or will vest and are exercisable within 60 days of the Closing Date.
(2)	Consists of (a) 12,628,823 shares of Company Common Stock and (b) 1,612,399 shares of Company Common Stock subject to options that have vested or will vest and are exercisable within 60 days of the Closing Date.
(3)	Consists of (a) 23,920 shares of Company Common Stock and (b) 519,945 shares of Company Common Stock subject to options that have vested or will vest and are exercisable within 60 days of the Closing Date.
(4)	Consists of 608,650 shares of Company Common Stock subject to options that have vested or will vest and are exercisable within 60 days of the Closing Date.
(5)	Consists of 207,955 shares of Company Common Stock subject to options that have vested or will vest and are exercisable within 60 days of the Closing Date.
(6)	Consists of (i) 5,175,000 shares of Company Common Stock and (ii) 3,766,667 Warrants that are exercisable for 3,766,667 shares of Company Common Stock within 60 days of the Closing Date. RMG Sponsor, LLC is the record holder of the shares of Company Common Stock and Warrants reported herein. Each of Messrs. Mancini, Carpenter and Kassin is, directly or indirectly, a member of RMG Sponsor, LLC. MKC Investments LLC is the sole managing member of RMG Sponsor, LLC, and Messrs. Mancini, Carpenter and Kassin are the managing members of MKC Investments LLC. As such, they may be deemed to have or share beneficial ownership of the Company Common Stock and Warrants held directly by RMG Sponsor, LLC. Each such person disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address for RMG Sponsor, LLC is 50 West Street, Suite 40-C, New York, NY 10006.
(7)	The business address for BorgWarner Inc. is 3850 Hamlin Road, Auburn Hills, MI 48326.
(8)

Consists of (a) 36,635 shares of Company Common Stock held directly by Mr. Eric Gertler and (b) 6,547,754 shares of Company Common Stock held directly by Ulysses Ventures, LLC. Mr. Gertler is the managing member of Ulysses Ventures, LLC. The business address for Ulysses Ventures, LLC is 510 Madison Ave., New York, NY 10022.

(9)	Mr. Kassin owns in his personal capacity an additional 163,058 Warrants that are exercisable for 163,058 shares of Common Stock within 60 days of the Closing Date.

Directors and Executive Officers, Including Description of Board Committees, Director Independence and Executive Compensation

In connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from seven to nine members. Each of D. James Carpenter, W. Grant Gregory, Craig Broderick, W. Thaddeus Miller and Stephen P. Buffone resigned as directors of the Company, effective as of the Effective Time. As previously disclosed, at the Special Meeting, Robert S. Mancini (Chairperson), Susan S. Brennan, Brady Ericson, Donald S. Gottwald, Philip Kassin, Lionel E. Selwood, Jr., Timothy E. Stuart, Lauren Webb and Paul S. Williams were elected to serve as directors of the Company, effective as of the Effective Time.

The Board has determined that each of Robert S. Mancini, Susan S. Brennan, Donald S. Gottwald, Philip Kassin, Timothy E. Stuart and Paul S. Williams qualify as an independent director as defined under the listing rules of the NYSE, and further, the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and the NYSE listing rules relating to director independence requirements. Other than those transactions set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions” beginning on page 218 of the Proxy Statement, the Board did not consider any other transactions, relationships, or arrangements in determining director independence.

The standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”), and a finance and investment committee (the “Finance and Investment Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time,

•	the Board appointed Philip Kassin, Donald S. Gottwald, and Paul S. Williams to serve on the Audit Committee, with Mr. Kassin serving as chairperson;

•	the Board appointed Donald S. Gottwald, Timothy E. Stuart, and Paul S. Williams to serve on the Compensation Committee, with Mr. Williams serving as chairperson;

•	the Board appointed Susan S. Brennan, Timothy E. Stuart, and Paul S. Williams to serve on the Nominating and Corporate Governance Committee, with Ms. Brennan serving as chairperson; and

•	the Board appointed Philip Kassin, Robert S. Mancini, Brady Ericson, Susan S. Brennan, and Lauren Webb to serve on the Finance and Investment Committee, with Ms. Webb serving as chairperson.

In connection with the Business Combination, effective as of the Effective Time, the Board appointed Lionel E. Selwood, Jr. as President and Chief Executive Officer, Lauren Webb as Chief Financial Officer, Michael Patterson as Chief Sales Officer, Abdul Kader El Srouji as Chief Technology Officer, and Criswell Choi as Chief Operating Officer.

The information set forth in the sections of the Proxy Statement entitled “Management of the Combined Company,” “Executive Compensation of Romeo,” and “Certain Relationships and Related Person Transactions” beginning on page 244, page 175, and page 218 respectively, of the Proxy Statement is incorporated herein by reference. The information set forth in Item 5.02 under the heading “Compensatory Arrangements” of this Current Report is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the officer’s employment agreements and retention agreement, copies of which are attached hereto as Exhibit 10.11, Exhibit 10.12, Exhibit 10.13, Exhibit 10.14, Exhibit 10.23, Exhibit 10.24, and Exhibit 10.25, respectively, and are incorporated herein by reference.

Certain Relationships and Related Party Transactions

The information set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions” beginning on page 218 of the Proxy Statement is incorporated herein by reference.

Principal Accountant Fees and Services

The information set forth in the section of the Proxy Statement entitled “Other Information Related to RMG—Independent Auditors’ Fees” beginning on page 154 of the Proxy Statement is incorporated herein by reference.

Legal Proceedings

The information set forth in the section of the Proxy Statement entitled “Business of Romeo—Legal Proceedings” beginning on page 174 of the Proxy Statement is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing, the Company’s publicly traded Class A common stock, public warrants and units were listed on the NYSE under the symbols “RMG,” “RMG.WT” and “RMG.UT,” respectively. Upon the Closing, the Company’s common stock and Warrants were listed on NYSE under the symbols “RMO” and “RMO.WT,” respectively. The Company’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and were delisted from the NYSE.

As of the Closing Date and following the consummation of the Business Combination, the Company had approximately 126,787,151 shares of Company Common Stock issued and outstanding held of record by 252 holders.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of any cash dividends in the future will be within the discretion of the Board. The payment of cash dividends in the future will be contingent upon the Company’s revenues and earnings, if any, capital requirements, and general financial condition. It is the present intention of Board to retain all earnings, if any, for use in business operations, and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Current Report is incorporated herein by reference.

Description of the Registrant’s Securities

A description of the Company Common Stock and Warrants is included in the section of the Proxy Statement entitled “Description of RMG’s Securities After the Business Combination” beginning on page 253 of the Proxy Statement and is incorporated herein by reference.

Legacy Romeo Warrants

Prior to the execution of the Merger Agreement, Legacy Romeo issued warrants to purchase shares of Legacy Romeo’s Class A common stock. At the Effective Time, holders of such Legacy Romeo warrants continued to hold such warrants, but such warrants became exercisable to purchase a number of shares of Company Common Stock equal to the number of shares of Legacy Romeo common stock subject to such Legacy Romeo warrants multiplied by the Exchange Ratio (rounded down to the nearest whole share) at an exercise price per share divided by the Exchange Ratio (rounded up to the nearest whole cent). Accordingly, after the Effective Time, 38 Legacy Romeo warrants became exercisable to purchase an aggregate of approximately 3,191,935 shares of Company Common Stock at exercise prices varying from $1.89 per share to $6.09 per share of Company Common Stock. The Legacy Romeo warrants were issued between October 13, 2017 and March 15, 2019 and are exercisable for a period of 5 years from their respective issuance dates. Each Legacy Romeo warrant is governed by the terms of the respective Legacy Romeo stock purchase warrant to which it was granted, a form of which is attached hereto as Exhibit 4.5, and is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth in the section of the Proxy Statement entitled “Description of RMG’s Securities After the Business Combination—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 259 of the Proxy Statement is incorporated herein by reference. The information set forth in Item 1.01 of this Current Report under the heading entitled “Indemnity Agreements” is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report is incorporated herein by reference.

Financial Statements and Supplementary Data and Exhibits

The information set forth in Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02. Additionally, the 5,750,000 shares of the Company’s Class B common stock held by certain initial stockholders of the Company automatically converted to shares of the Company’s Class A Common Stock as of the Closing. The issuance of Class A Common Stock upon automatic conversion of Class B common stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

The securities issued in connection with the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have been issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report is incorporated herein by reference.

Item 4.01.	Changes in the Registrant’s Certifying Accountant.

On December 29, 2020, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2020. Deloitte served as the independent registered public accounting firm of Legacy Romeo prior to the Business Combination. Accordingly, Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed and replaced by Deloitte as the Company’s independent registered public accounting firm following completion of the Company’s review of the quarter ended September 30, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company.

The audit report of Grant Thornton on the Company’s financial statements as of December 31, 2019 and December 31, 2018, and for the year ended December 31, 2019 and for the period from October 22, 2018 (date of inception) to December 31, 2018, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about the Company’s ability to continue as a going concern.

During the period from October 22, 2018 (inception) through December 31, 2019, and the subsequent period prior to Grant Thornton’s dismissal, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference in connection with their opinion to the subject matter of the disagreement or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of the foregoing disclosures in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act (“Regulation S-K”) and has requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A letter from Grant Thornton is attached hereto as Exhibit 16.1.

Item 5.01.	Changes in Control of the Registrant.

The information set forth in the “Introductory Note” above and in Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

The information set forth in Item 2.01 of this Current Report under the heading entitled “Directors and Executive Officers, Including Description of Board Committees and Director Independence” is incorporated herein by reference. The information set forth in the section of the Proxy Statement entitled “Proposal No. 4—The Director Election Proposal” beginning on page 139 of the Proxy Statement is incorporated herein by reference.

Compensatory Arrangements

The information set forth in Item 1.01 of this Current Report under the heading entitled “2020 Long-Term Incentive Plan” is incorporated herein by reference. The information set forth in Item 2.01 of this Current Report under the heading entitled “Directors and Executive Officers, Including Description of Board Committees and Director Independence” is incorporated herein by reference.

The information set forth in the section of the Proxy Statement entitled “Executive Compensation of Romeo” beginning on page 175 of the Proxy Statement is incorporated herein by reference.

Legacy Romeo’s board of directors approved the Romeo Systems, Inc. 2016 Stock Plan (the “2016 Plan”) on August 1, 2016.  Legacy Romeo’s board of directors administered the 2016 Plan and the awards granted thereunder. Following approval of the 2020 Plan, which occurred on December 28, 2020, no new awards will be granted under the 2016 Plan.

As described in Item 2.01 of this Current Report, effective as of the Effective Time, the Board appointed Lionel E. Selwood, Jr. as President and Chief Executive Officer, Lauren Webb as Chief Financial Officer (and on January 4, 2021, Ms. Webb as Principal Accounting Officer), Michael Patterson as Chief Sales Officer, Abdul Kader El Srouji as Chief Technology Officer, and Criswell Choi as Chief Operating Officer (collectively, the “Appointed Officers”).

The information set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Person Transactions” beginning on page 218 of the Proxy Statement is incorporated herein by reference with respect to the Appointed Officers.

The information set forth in the section of the Proxy Statement entitled “Management of the Combined Company—Information about Executive Officers and Directors of the Combined Company” beginning on page 244 of the Proxy Statement is incorporated herein by reference with respect to the Appointed Officers.

The information set forth in the section of the Proxy Statement entitled “Executive Compensation of Romeo—Agreements with Romeo’s Named Executive Officers and Potential Payments Upon Termination or Change of Control” beginning on page 176 of the Proxy Statement is incorporated herein by reference with respect to the Appointed Officers other than Ms. Webb and Mr. Choi.

Agreement with Lauren Webb

Effective as of September 16, 2019, Lauren Webb entered into an employment agreement with Legacy Romeo to serve as Chief Financial Officer. Mr. Webb’s agreement does not have a fixed term and her employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Ms. Webb’s initial base salary was $250,000 per year. Ms. Webb’s employment agreement provides that she is eligible to participate in Legacy Romeo’s health and welfare benefit plans maintained for the benefit of Legacy Romeo’s employees. If Ms. Webb’s employment involuntarily terminates other than for cause, death or disability, she is entitled to receive, as severance, three months of salary and twelve months of continued health benefits, subject to her timely execution and non-revocation of a general release of claims against Legacy Romeo.

Agreement with Criswell Choi

On April 1, 2019, Criswell Choi entered into an employment agreement with Legacy Romeo to serve as Chief Operating Officer. Mr. Choi’s agreement does not have a fixed term and his employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Mr. Choi’s initial base salary was $300,000 per year and Mr. Choi was entitled to receive an additional option to purchase 1,500,000 shares of Legacy Romeo common stock pursuant to the 2016 Plan that vests over three years. Mr. Choi’s employment agreement provides that he is eligible to participate in Legacy Romeo’s health and welfare benefit plans maintained for the benefit of Legacy Romeo’s employees. If Mr. Choi’s employment involuntarily terminates other than for cause, death or disability, he is entitled to receive, as severance, four months of salary and twelve months of continued health benefits, subject to his timely execution and non-revocation of a general release of claims against Legacy Romeo.

Retention Agreements

Each of Mr. Selwood, Ms. Webb, Mr. Patterson, Dr. Srouji and Mr. Choi entered into a retention agreement with Legacy Romeo dated December 28, 2020, which provides that, subject to the closing of the Business Combination, the executive is entitled to a retention bonus of $400,000, less applicable withholdings. The form of the retention agreement is included herein as Exhibit 10.25 and is incorporated herein by reference. To earn the retention bonus, the executive must be an active employee of Legacy Romeo or its affiliates as of June 30, 2021, the executive must satisfactorily perform his or her job responsibilities from the Closing through such date, and the executive must not have provided notice of his or her resignation.

The retention bonus will be paid to the executive as a cash advance no later than January 8, 2021 and if the executive’s employment ends before June 30, 2021 due to a termination by Legacy Romeo or its affiliates without cause or the executive’s resignation for any reason, the executive is required to repay the retention bonus as of his or her employment termination date.

The foregoing description of the compensatory arrangements of the Company’s officers, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of each of the officer's employment agreements and the form of retention agreement, copies of which are attached hereto as Exhibit 10.11, Exhibit 10.12, Exhibit 10.13, Exhibit 10.14, Exhibit 10.23, Exhibit 10.24, and Exhibit 10.25, respectively, and are incorporated herein by reference.

Indemnity Agreements

The information set forth in Item 1.01 of this Current Report under the heading entitled “Indemnity Agreements” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Legacy Romeo as of and for the years ended December 31, 2019 and 2018 included in the Proxy Statement beginning on page F-58 are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Romeo as of September 30, 2020 and December 31, 2019 and for the nine months ended September 30, 2020 and 2019 included in the Proxy Statement beginning on page F-38 are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 are included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

(d) Exhibits. The following exhibits are filed with this Current Report:

Exhibit No.	Description of Exhibits	Incorporation by Reference
2.1*	Agreement and Plan of Merger, dated as of October 5, 2020, by and among RMG Acquisition Corp., RMG Merger Sub, Inc. and Romeo Systems, Inc.	Exhibit 2.1 to the Current Report on Form 8-K filed on October 5, 2020
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 18, 2020, by and among RMG Acquisition Corp., RMG Merger Sub, Inc. and Romeo Systems, Inc.	Exhibit 2.2 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
3.1	Second Amended and Restated Certificate of Incorporation	Filed herewith
3.2	Amended and Restated Bylaws of Romeo Power, Inc.	Filed herewith
4.1	Specimen Common Stock Certificate	Filed herewith
4.2	Specimen Warrant Certificate	Filed herewith
4.3	Warrant Agreement between American Stock Transfer & Trust Company, as warrant agent, and RMG Acquisition Corp.	Exhibit 4.4 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020

4.4	Amended and Restated Registration Rights Agreement, dated as of December 29, 2020, by and among Romeo Power, Inc., RMG Sponsor, LLC, each of the Existing Holders (as defined therein), and each of the New Holders (as defined therein)	Filed herewith
4.5	Form of Romeo Systems, Inc. Stock Purchase Warrant	Filed herewith
10.1#	Form of Indemnity Agreement	Filed herewith
10.2	Form of Subscription Agreement	Exhibit 10.8 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.3	Amendment No. 1, dated as of November 18, 2020, to the Subscription Agreement, dated as of October 5, 2020, by and among RMG Acquisition Corp., Romeo Systems, Inc. and Republic Services Alliance Group III, Inc.	Exhibit 10.1 to the Current Report on Form 8-K filed on November 19, 2020
10.4	Stockholders’ Agreement, dated as of December 29, 2020, by and among Romeo Power, Inc., RMG Sponsor, LLC, and each stockholder party thereto	Filed herewith
10.5	Letter Agreement, dated February 7, 2019, among RMG, its officers and directors and the Sponsor	Exhibit 10.1 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.6	Form of Lock-Up Agreement from certain of RMG’s initial stockholders, officers, and directors	Exhibit 10.2 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.7	Form of Lock-Up Agreement from certain of Romeo’s stockholders, officers, and directors	Exhibit 10.3 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.8#	Romeo Power, Inc. 2020 Long-Term Incentive Plan	Filed herewith
10.9#	Romeo Systems, Inc. 2016 Stock Plan	Exhibit 10.10 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.10#	Form of Stock Option Agreement under the Romeo Systems, Inc. 2016 Plan	Exhibit 10.11 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.11#	Executive Employment Agreement, effective as of September 17, 2020, by and between Romeo Systems, Inc. and Lionel E. Selwood, Jr.	Exhibit 10.12 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.12#	Executive Employment Agreement, effective as of June 6, 2019, by and between Romeo Systems, Inc. and Abdul Kader El Srouji	Exhibit 10.13 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.13#	Executive Employment Agreement, dated August 7, 2020, by and between Romeo Systems, Inc. and Michael Patterson	Exhibit 10.14 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.14#	Stock Option Agreement under the Romeo Systems, Inc. 2016 Plan between Romeo Systems, Inc. and Michael Patterson	Exhibit 10.15 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020

10.15	Battery Recycling Agreement, dated as of October 2, 2020, by and among Heritage Battery Recycling, LLC and Romeo Systems, Inc.	Exhibit 10.16 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.16**	Product Supply Master Agreement, dated as of September 8, 2020, by and between Romeo Systems, Inc. and Phoenix Cars LLC	Exhibit 10.17 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.17**	Supply Agreement, dated as of August 28, 2020, by and between Nikola Corporation and Romeo Systems, Inc.	Exhibit 10.18 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.18**	Product Supply Master Agreement, dated as of July 13, 2020, by and between Romeo Systems, Inc. and Lightning Systems, Inc.	Exhibit 10.19 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.19**	Purchase Agreement, dated as of November 2, 2020, by and between Romeo Systems, Inc. and Lion Buses Inc.	Exhibit 10.23 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.20**	Intellectual Property License Agreement by and among BorgWarner Inc., Romeo Systems, Inc., Romeo Systems Technology, LLC and BorgWarner Romeo Power, LLC	Exhibit 10.21 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.21	Joint Venture Operating Agreement by and among BorgWarner Ithaca LLC, Romeo Systems, Inc. and BorgWarner Romeo Power LLC	Exhibit 10.22 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.22	Lease between CenterPoint Properties Trust and Romeo Systems, Inc.	Exhibit 10.20 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.23#	Executive Employment Agreement, effective as of September 16, 2019, by and between Romeo Systems, Inc. and Lauren Webb	Filed herewith
10.24#	Executive Employment Agreement, effective as of April 1, 2019, by and between Romeo Systems, Inc. and Criswell Choi	Filed herewith
10.25#	Form of Retention Agreement	Filed herewith
16.1	Letter from Grant Thornton, dated as of December 29, 2020	Filed herewith
21.1	Subsidiaries of the Registrant	Filed herewith
99.1	Unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedule and exhibits to this Exhibit omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

** Portions of this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Romeo Power, Inc.

Date: January 5, 2021	By:	/s/ Lionel E. Selwood, Jr.
	Name:	Lionel E. Selwood, Jr.
	Title:	President and Chief Executive Officer